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                                                                   EXHIBIT 10.32

                            FOURTH AMENDMENT TO THE
                      MEDAPHIS DEFERRED COMPENSATION PLAN


         THIS FOURTH AMENDMENT, is made as of January 20, 2000, by PER-SE TECHNOLOGIES, INC. (formerly Medaphis Corporation), a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor");

                              W I T N E S S E T H:

         WHEREAS, the Primary Sponsor adopted the Medaphis Deferred Compensation Plan (the "Plan") by indenture originally dated April 1, 1995 and the Plan was last amended on December 31, 1997; and

         WHEREAS, the Primary Sponsor wishes to amend the Plan to change the name of the Plan to the Per-Se Technologies Deferred Compensation Plan.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of January 20, 2000, to change the name of the Plan to the "Per-Se Technologies Deferred Compensation Plan."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Fourth Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has caused this Fourth Amendment to be executed on the day and year first above written.

                                  PER-SE TECHNOLOGIES, INC.



                                  By:   /s/ ALLEN W. RITCHIE
                                        -------------------------------------
                                        Allen W. Ritchie
                                        President and Chief Executive Officer
[CORPORATE SEAL]

ATTEST:



By:  /s/ RANDOLPH L. M. HUTTO
     -------------------------
     Randolph L. M. Hutto
     Secretary